UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 8, 2019

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) for ON Semiconductor Corporation (the “Company”) was held on May 8, 2019. The proposals (all of which were from management) submitted to the stockholders of the Company at the Annual Meeting and the final results of the voting regarding each proposal are set forth below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 29, 2019.

(b) Proposal No. 1. The Company’s stockholders elected ten members of the Board of Directors of the Company, each for a one-year term expiring at the annual meeting of stockholders to be held in 2020 or until his or her successor has been duly elected and qualified, or until the earlier of his or her death, resignation, or removal, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Atsushi Abe	323,029,997	370,908	271,849	32,559,689
Alan Campbell	323,039,264	356,825	276,665	32,559,689
Curtis J. Crawford, Ph.D.	317,540,765	5,855,211	276,778	32,559,689
Gilles Delfassy	321,513,795	1,880,782	278,177	32,559,689
Emmanuel T. Hernandez	307,068,452	16,333,584	270,718	32,559,689
Keith D. Jackson	323,024,989	367,406	280,359	32,559,689
Paul A. Mascarenas	321,188,376	2,207,686	276,692	32,559,689
Daryl A. Ostrander, Ph.D.	322,664,043	732,926	275,785	32,559,689
Teresa M. Ressel	323,180,148	224,735	267,871	32,559,689
Christine Y. Yan	321,618,744	1,785,195	268,815	32,559,689

Proposal No. 2. The Company’s stockholders approved the advisory (non-binding) resolution to approve executive compensation, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
305,967,507	17,022,546	682,701	32,559,689

Proposal No. 3. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current year, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
349,364,531	6,611,624	256,288	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: May 9, 2019	By:	/s/ GEORGE H. CAVE
George H. Cave
Executive Vice President, General Counsel, Chief Compliance & Ethics Officer, Chief Risk Officer, and Corporate Secretary